UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2016
INTERACTIVE MULTI-MEDIA AUCTION CORPORATION
(Exact name of registrant as specified in its charter)
British Virgin Islands	333-185909	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 – 22 Wenlock Road, London N1 7GU, United Kingdom		n/a
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		+44 207 608 5510
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On October 13, 2016, PLS CPA, A Professional Corp. resigned as our independent registered public accounting firm.

(ii)
The reports of PLS CPA, A Professional Corp. on our financial statements as of and for the fiscal years ended October 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our ability to continue as a going concern.

(iii)	Our Board of Directors approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal year ended October 31, 2015 and 2014, there have been no disagreements with PLS CPA, A Professional Corp. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction PLS CPA, A Professional Corp. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)
We have requested that PLS CPA, A Professional Corp. furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by PLS CPA, A Professional Corp. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(1)
On November 16, 2016, the Company engaged Green & Company, CPA as its new independent registered public accounting firm.  During the two most recent fiscal years, the Company had not consulted with Green & Company, CPA regarding any of the following:

(i)	the application of accounting principles to a specific transaction, either completed or proposed;

(ii)
the type of audit opinion that might be rendered on our financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Green & Company, CPA concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter dated November 29, 2016 from PLS CPA, A Professional Corp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE MULTI-MEDIA AUCTION CORPORATION
/s/ Nicholas Hargreaves /s/
Nicholas Hargreaves
President, CEO and Director (Principal Executive Officer)
November 30, 2016